Exhibit 99.1

CESCA

A Boyalife Company

Clinical Excellence in Stem Cell Applications



Chris Xu, Ph.D.

Chairman and CEO

Biotech Showcase

January 9, 2018

Forward looking statement

This presentation includes statements of future expectations and other forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current views and assumptions, speak only as of the date hereof and are subject to change. Forward-looking statements can often be identified by words such as “may,” “could,” “potential,” “continue,” and similar expressions and include, but are not limited to, statements regarding research and product commercialization. These forward-looking statements are not guarantees of future results and are subject to known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially and adversely from those expressed or implied in such statements. A more complete description of risks that could cause actual events to differ from the outcomes predicted by these forward-looking statements is set forth under the caption "Risk Factors" in our Annual Report on Form 10-K, in our Quarterly Reports on Form 10-Q, and in other reports filed with the Securities and Exchange Commission from time to time, and you should consider each of those factors when evaluating the forward-looking statements. We undertake no obligation to revise or update publicly any forward-looking statements for any reason, except as required by law.

CESCA
A Boyalife Company

Quick financial snapshot

NASDAQ	KOOL
Share Price*	$3.21
52-Week Range	$2.62 - $6.44
Shares Outstanding**	10.9M
Market Capitalization	$35.0M
Revenue (TTM)***	$14M
Cash***	$2.5M
Largest Shareholder	Boyalife Group (63%)
Warrants Outstanding****	4.1M

** January 5, 2018*
*** Pro forma for offering closed on December 1, 2017*
**** September 30, 2017*
***** Weighted average exercise price of $9.60. Boyalife holds 3.5M warrants.*

CESCA
A Boyalife Company

CAR-T is a major advancement in I/O cell therapy

- 70+ U.S.-registered trials underway
- 70-92% Complete Response rates for relapsed/refractory Acute Lymphoblastic Leukemia (ALL); impressive early clinical results in other hematologic cancers
- Breakthrough therapy status awarded; Novartis & Kite drug approvals obtained
- Peak revenue estimates for anti-CD19 CARs exceed $1B each
- Big pharma and investor excitement has driven unprecedented financing activity and multiple high profile partnerships

Partners	Terms	Date
Novartis / Penn	Upfront payment, R&D funding, Milestone payments, Royalties	August 2012
Celgene / bluebirdbio	$75MM upfront, $225MM milestones per prod.	March 2013
GlaxoSmithKline / Adaptimmune	$350MM over seven years, Milestone payments, Royalties	June 2014
Pfizer / Cellectis	$80MM upfront, R&D funding, $185MM milestones/prod., Royalties	June 2014
Amgen / Kite Pharma	$60MM upfront, $525MM milestones per prod.	January 2015
Merck Serono / Intrexon	$115MM upfront, Up to $826MM milestones, Royalties	March 2015

CESCA A Boyalife Company

First CAR-T therapy approved ($475,000/per patient)

Emily's Story: A Young Girl Beats Cancer with Immunotherapy





6
63
21
112
2
3

Global ongoing trials on CAR-T
Source: www.clinicaltrials.gov

Science. 2006 October 6; 314(5796): 126–129.

Cancer Regression in Patients After Transfer of Genetically Engineered Lymphocytes

Richard A. Morgan, Mark E. Dudley, John R. Wunderlich, Marybeth S. Hughes, James C. Yang, Richard M. Sherry, Richard E. Royal, Suzanne L. Topalian, Udai S. Kammula, Nicholas P. Restifo, Zhili Zheng, Azam Nahvi, Christiaan R. de Vries, Linda J. Rogers-Freezer, Sharon A. Mavroukakis, and Steven A. Rosenberg*

BIOTECH

STAT+

Pioneering cancer drug, just approved, to cost $475,000 — and analysts say it's a bargain

By DAMIAN GARDE @damiangarde / AUGUST 30, 2017



VICTOR SEGURA IBARRA AND RITA SERDA, PH.D., NCI, NIH

August 30, 2017

CESCA
A Boyalife Company

Why is CAR-T so expensive? – the manual manufacturing processes

Labor-intensive manual steps, highly variable, open systems, low yield, low efficiency → high cost

The Short Version:


Gene
T cell
(Collect)
Isolate
Modify
Expand
(Treat)

The Reality:


1. Layer on Ficoll
2. Centrifuge
3. Transfer
4. Centrifuge
5. Wash & centrifuge
6. Count
7. Transfer
8. Incubate
9. Centrifuge
10. Count
11. Transfer
12. Centrifuge
13. Electroporate
14. Centrifuge
15. Transfer
16. Incubate
17. Centrifuge & harvest

Dozens more steps, 35 days, **22 centrifugations**

MD Anderson Process. Huls M.H., et al. (2013). J. Vis. Exp. 72:e50070, doi:10.3791/50070

CESCA A Boyalife Company

Why does CAR-T cell process efficiency matter?

Time to patient is a matter of life and death

"Because refractory B cell malignancies can progress quickly, it is important to reduce the time between apheresis of patient PBMCs and administration of the engineered T cells."

Kite Pharma[1]

Fewer cell expansions may improve therapeutic effect

"Cells with a younger phenotype or higher proliferative capacity perform better in pre-clinical models."

Carl June et. al.[2]

Inefficient cell recovery may yield too few cells for a therapeutic dose

"The assigned dose concentration could not be generated for two patients." **Lee, DW et. al.[3]**

"[One patient] only received 16% of the prescribed T cell dose, despite two independent production attempts." **Davita, ML et. al.[4]**

Manufacturing consistency necessary for regulatory approvals

"The FDA argue that 'a profound understanding of the interrelationship between product and process quality' is required. [This] means all critical sources of variation are identified and explained [and] variability is managed by the process."

Williams DJ et. al.[5]

1 Better M et al. (2014). J Clin Oncol 32:5s, 2014 (abstr 3079). http://meetinglibrary.asco.org/content/95933. 2. Barrett DM et al. (2014). Cytotherapy 16(5):619-30. DOI: 10.1016/j.jcyt.2013.10.013. 3. Lee DW et al. (2014). Lancet. DOI: http://dx.doi.org/10.1016/S0140-6736(14)61403-3; 4. Davila ML et al. (2014). Sci Transl Med 6:224ra25 DOI: 10.1126/scitranslmed.3008226. 5. Williams DJ et al. (2012). Phil Trans R Soc A 370:3924 DOI: 10.1098/rsta.2011.0049. 6. Kite Pharma 424(b)4, June 19, 2014. p. 24.

Our product portfolio

—— In July, 2017, Cesca acquired SynGen[1] to develop automation for CAR-T therapies

	BioBanking	Point-of-Care	Immuno-Oncology
Cesca Product	AXP™ -For cord blood banking 	MXP™ -PoC device for bone marrow 	
	BioArchive™ -Automated cryo-preservation		BioArchive™ -Automated cryo-preservation 
SynGen Product			X-Lab™ -For isolation of target cells 
			X-BACS™ -For purification of specific population 
			X-Wash™ -For automated cell washing 

[1] *On July 10, 2017, Cesca Therapeutics announced that its wholly-owned subsidiary, ThermoGenesis Corp., acquired the cell processing systems of privately-held SynGen Inc. under an asset acquisition agreement.*

CESCA
A Boyalife Company

Development of CAR-TXpress™ platform

—— Automated system for large scale manufacturing of CAR-T cells with high efficiency



Whole Blood
BMA
Leukapheresis Unit
IL-2, CD3, DNA
Gene Insertion
Volumes May Exceed 5 L
Additional IL-2 Infused
Isolation of MNCs
Selection of CD3+ Cells
Modification
Expansion
Volume Reduce/Harvest
10 – 14 days
Final Formulation
X- WASH® Washing and Volume Reduction
Freezing
Patient
Direct Infusion
Patient
Direct Infusion
X- LAB® Superior Isolation of MNC's
X- BACS® Superior Selection of CD3+ Cells
BioArchive® Automated Storage and Retrieval

CESCA A Boyalife Company

Core technology – X-LAB™ for high efficiency cell isolation

——Non-ficoll based isolation of MNCs from various sources (blood, leukopheresis)

Advantage: No ficoll use



Axis of rotation of swing bucket centrifuge is parallel to the floor



Rotor
15 mL Medium 1 pre-deposited in harvest chamber
2000 x g, 20 min. cells stratify
50 x g 3 min. RBCs & GRNs depleted
MNCs & PLTs re-suspended
500 x g 1 min. MNCs conc., PLTs suspended
50 x g 1 min. MNCs to medium 1

CESCA
A Boyalife Company

Core technology – buoyance activated cell sorting (BACS)

What It Is:

- BACS uses microscopic bubbles (each smaller than a single cell) as cell isolation reagents.
- The microbubbles are ruggedized with lipid shells, to which antibodies are attached to bind them *only to the target cell type* in a mixture of cell types (such as blood)
- In a centrifuge, target cells with their bound microbubbles float, while all other (unwanted) cells sink



cell mixture
add microbubbles
mix
centrifuge
1
2
3
4
Microbubble
Non-target Cell
Target Cell

Rendering of microbubble attached to T-cell



Parameter	MACS	SynGenX-BACS	Why It Matters
Performance	Recovery: 60-80% Purity: 90+% Viability: 90+%	**Recovery: 80-90%*** **Purity: 95+%*** **Viability: 90-95%***	*More viable target cells equals higher probability of achieving therapeutic dose & lower COGS*

Advantage: No magnetic beads

CESCA
A Boyalife Company

Core technology – X-WASH™ for washing & reformulation

—— High efficiency washing and re-formulation technology

1 **Cell suspension added to buffer in central chamber; buffer added to harvest chamber**



2 **Cartridge snapped on to Control Module, placed in centrifuge**



3 **Retrieve Washed Cells**

Washed cells re-suspended in desired medium in harvest chamber





Centrifugation begins
Cells sediment to bottom of central processing chamber
Cells re-suspended in desired medium in harvest chamber
Centrifugation ends

Advantage: No pellet formation

CESCA
A Boyalife Company

Processing report for cGMP/CMC compliance

—— CAR-TXpress™ is designed to be in compliance with CMC manufacturing requirement


SynGenX™ Processing Report
Unit ID: CM354 T-Reg
EXPORT
SAVE AS PDF
PRINT
G's
2100
1800
1500
1200
900
600
300
0
0
300
600
900
1200
1500
1800
2100
2400
Time (Seconds)
Stratification
Depletion
Restratification
Harvest
Process Complete
Process Complete
User ID: jperea
Data Transfer Time: 5/9/2016 11:47:38 AM
Control Module: 102-100354
Centrifuge: 41559967
DC Lot: 70501
DC Expiration: 2020-12
Depletion Valve Open Duration (sec): 157.1
Harvest Valve Open Duration (sec): 0.9
Harvest Target Volume (mL): 3.0
Temperature (C): Min: 22.0 Avg: 27.8 Max: 28.0
Graph Review Status: Unreviewed
User Notes:
Date/Time
User
Text

CESCA
A Boyalife Company

CAR-TXpress platform – a major leap in CMC manufacturing

—— *Semi-automated system for large scale manufacturing of CAR-T cells with high efficiency*


Hours
0
1
2
3
4
X-LAB MNC Isolation
X-BACS Cell Selection
Other Platforms

CESCA
A Boyalife Company

CAR-TXpress platform – a major leap in CMC manufacturing

—— *Semi-automated system for large scale manufacturing of CAR-T cells with high efficiency*



100
90
80
70
60
50
40
30
20
10
0
% Recovery
94.3
83.0
65.0
52.0
X-LAB & X-BACS*
Ficoll & Magnetic Beads®#
MNC Isolation
MNC & CD3+ Selection

* Internal Data

® " Red blood cell depletion from bone marrow and peripheral blood buffy coat: a comparison of two new and three established technologies" *Transfusion* 55 (2015) 1275-1282

\# Personal Communication

CESCA
A Boyalife Company

Intellectual property – CAR-TXpress™ Platform

I. Protects X-LAB, X-WASH, X-BACS

"System for purifying certain cell populations by depleting others"

Apparatus Claims	**Issued:** USA, Australia, Canada, China, Japan, Malaysia, Mexico, Russia, Singapore (2012-2017)
	Pending: Europe, India, South Korea
Method Divisional Claims	**Issued:** USA, Japan (2016)
	Pending: Australia, Canada, China, Japan, Malaysia, Mexico, Russia, Singapore, South Korea

II. Protects X-BACS

"Cell Separation Devices, Systems & Methods"

Apparatus Claims	Issued: USA 2017
Method Divisional Claims	Issued: USA 2017
Composition Divisional Claims	Pending: USA
PCT .	Pending: Australia, Canada, China, India, Japan, Germany, France, UK, Italy

CESCA A Boyalife Company

Growth strategy

Our goal is to become the leading provider of closed-system automation for cell-based therapeutics by capturing the rapidly growing immuno-oncology market.

CESCA
A Boyalife Company


Stem Cell & Regenerative Medicine
Device
Clinical
BioBanking
Point-of-Care
CLI (Ph III)
CAR-T & Immuno-Oncology
CAR-TXpress™
Cell Processing Products
CDMO

What we accomplished in 2017

- Implementation of new strategic vision and corporate goals
- Strengthened board of directors
- New executive team with proven track record: CEO & COO
- Closed strategic acquisition of SynGen Inc.
- Secured international distribution agreements
- Obtained $10M line-of-credit
- Strong IP position: received 2 in a series of US patent applications covering CAR-T automation technology
- Launched prototype CAR-TXpress™, a revolutionary platform for CAR-T cell manufacturing

Investment highlights

- Well-positioned to be a leading player in automated CAR-T and CAR-NK cell CMC manufacturing
- Able to leverage the strong growth of the immuno-oncology market
- Strong IP position
- CAR-TXpress™ to be a platform technology for diverse applications
- Backed by the financial resources of Boyalife Group

Experienced leadership team



Chris Xu, PhD/MBA, Chairman, President and Chief Executive Officer
Boyalife Group (founder), Pfizer, Founder Group
Joined Cesca in March 2016 as Director, becoming CEO in Nov 2016



Vivian Liu, Chief Operating Officer and Director
OxOnc Services Company, Apricus Biosciences, Inc. (Nasdaq: APRI; co-founder)
Joined Cesca in November 2016 as Director, becoming COO in February 2017



Phil Coelho, Chief Technology Officer of ThermoGenesis Corp
SynGen, Inc. (co-founder), Cesca Therapeutics, Inc. (founder)
Original founder of Cesca, re-joined Cesca as CTO in July 2017



Joe Balagot, Senior Vice President of Corporate Development
Salomon Brothers, CIBC World Markets, Merriman Curhan Ford, Dawson James
Joined Cesca in November 2017

CESCA
A Boyalife Company

Thank You!

Investor Contact:
Paula Schwartz
RX Communications
pschwartz@rxir.com
917-322-2216